UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2009

SEALED AIR CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-12139	65-0654331
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Riverfront Boulevard
Elmwood Park, New Jersey		07407
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-791-7600

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry into a Material Definitive Agreement.

Financing Commitment

On January 23, 2009, Sealed Air Corporation (the “Company”) received a commitment from Davis Advisers on behalf of its advisory clients and Berkshire Hathaway Inc. for a total of $300 million of senior unsecured notes due 2014.  The notes will bear interest at 12% per annum.  The notes will be non-callable and the Company will grant registration rights with respect to the notes.  Other, more detailed terms and conditions are being negotiated, but the Company expects that they will be substantially equivalent to the terms and conditions contained in its outstanding senior notes.  The Company expects to close this transaction in February 2009.

As indicated in the Company’s proxy statement for its 2008 annual meeting of stockholders, in a Schedule 13G/A dated February 12, 2008 filed with the Securities and Exchange Commission, Davis Selected Advisers, L.P. indicated that it had sole voting power with respect to 54,425,157 shares and sole dispositive power with respect to 58,280,212 shares of the Company’s common stock, which then represented beneficial ownership of approximately 36% of the outstanding shares of that class of stock.

Item 2.02        Results of Operations and Financial Condition.

On January 26, 2009, the Company issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2008. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this item, including Exhibit 99.1, is hereby furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01        Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description
99.1	Press Release of the Company, dated January 26, 2009, announcing its financial results for the quarter and year ended December 31, 2008, furnished pursuant to Item 2.02 of Form 8-K.

Cautionary Notice Regarding Forward Looking Statements

Some of the statements made by the Company in, or incorporated by reference in, this Current Report on Form 8-K are forward-looking.  These statements include comments as to future events and trends affecting the Company’s business, which are based upon management’s current expectations and are necessarily subject to risks and uncertainties, many of which are outside the control of the Company.  Forward-looking statements can be identified by such words as “estimates,” “expects,” “intends,” “plans,” “should,” “will” and similar expressions.  The following are important factors that the Company believes could cause actual results to differ materially from those in the Company’s forward-looking statements:  changes in raw material and energy costs; general economic conditions; credit availability and pricing; conditions in the markets that the Company serves; the success of the Company’s growth, profitability and global manufacturing strategies and its cost reduction and productivity program; the effects of animal and food-related health issues; tax, interest and foreign exchange rates; and legal proceedings.  A more extensive list and description of these and other such factors can be found under the headings “Risk Factors” and “Cautionary Notice Regarding Forward-Looking Statements,” which appear in the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEALED AIR CORPORATION

By:	/s/ Mary A. Coventry
Name:	Mary A. Coventry
Title:	Vice President

Dated:  January 26, 2009

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of the Company, dated January 26, 2009, announcing its financial results for the quarter and year ended December 31, 2008, furnished pursuant to Item 2.02 of Form 8-K.